PRESS RELEASE
NOVEMBER 8, 2011

Century Casinos, Inc. Announces Third Quarter 2011 Results

Colorado Springs, Colorado – November 8, 2011 – Century Casinos, Inc. (NASDAQ Capital Market® and Vienna Stock Exchange: CNTY) today announced its financial results for the three and nine months ended September 30, 2011.

Third Quarter 2011 Highlights

•	Net operating revenue was $18.1 million, a 14% increase compared to the three months ended September 30, 2010.

•	Adjusted EBITDA* was $3.1 million, a 27% increase from the three months ended September 30, 2010.

•	Net earnings per share was $0.06 compared to $0.01 for the three months ended September 30, 2010.

	For the Three Months			For the Nine Months
Amounts in thousands, except share and per share data	Ended September 30,			Ended September 30,
Consolidated Results:	2011	2010	% Change	2011	2010	% Change
Net operating revenue	$18,146	$15,984	14%	$53,263	$45,061	18%
Earnings from operations	1,548	744	108%	3,281	1,433	129%
Net earnings	1,423	321	343%	2,431	191	1173%

Adjusted EBITDA*	$3,081	$2,424	27%	$8,364	$6,528	28%

Earnings per share:
Basic	$0.06	$0.01	500%	$0.10	$0.01	900%
Diluted	$0.06	$0.01	500%	$0.10	$0.01	900%
Weighted-average common shares:
Basic	23,877,362	23,678,795		23,715,224	23,584,079
Dilutive	24,191,252	23,851,110		24,015,139	23,771,930

“We are very pleased to report another quarter with growth in revenue, adjusted EBITDA and net earnings. Our strategies to continuously elevate the guest experience at our properties and to improve operating efficiencies are generating positive results. By leveraging management expertise across multiple properties in Colorado, USA and Alberta, Canada, we are starting to create synergies that should drive even higher levels of operational performance,” said Erwin Haitzmann and Peter Hoetzinger, Co Chief Executive Officers of Century Casinos. “We remain focused on operational improvements and the pursuit of potential new opportunities to create additional value for shareholders,” they continued.

*See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

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Three and Nine Months Ended September 30, 2011 Results

Net operating revenue increased by $2.2 million, or 13.5%, and $8.2 million, or 18.2%, for the three and nine months ended September 30, 2011 compared to the three and nine months ended September 30, 2010, respectively. Net operating revenue increased at all properties except Central City for the three months ended September 30, 2011 compared to the three months ended September 30, 2010. Net operating revenue increased at all properties for the nine months ended September 30, 2011 compared to the nine months ended September 30, 2010. Following is a summary of net operating revenue increases and decreases by property for the three and nine months ended September 30, 2011 compared to the three and nine months ended September 30, 2010, respectively:

	Net Operating Revenue
	For the three months ended September 30,		For the nine months ended September 30,
Amounts in millions	Change	% Change	Change	% Change
Century Casino & Hotel, Edmonton	$0.6	10.6%	$1.6	10.2%
Century Casino, Calgary	0.5	24.5%	1.7	29.3%
Century Casino & Hotel, Central City	(0.1)	(2.0%)	0.4	3.3%
Century Casino & Hotel, Cripple Creek	0.5	16.5%	1.7	21.0%
Cruise Ships & Other	0.7	82.5%	2.8	138.8%

Total operating costs and expenses increased by $1.6 million, or 10.8%, and $6.8 million, or 15.4%, for the three and nine months ended September 30, 2011 compared to the three and nine months ended September 30, 2010, respectively. Total operating costs increased at all of our properties for both the three and nine months ended September 30, 2011 compared to the three and nine months ended September 30, 2010. Following is a summary of total operating costs and expenses increases by property for the three and nine months ended September 30, 2011 compared to the three and nine months ended September 30, 2010, respectively:

	Total Operating Costs
	For the three months ended September 30,		For the nine months ended September 30,
Amounts in millions	Change	% Change	Change	% Change
Century Casino & Hotel, Edmonton	$0.3	8.4%	$0.9	7.2%
Century Casino, Calgary	0.4	19.4%	1.8	31.0%
Century Casino & Hotel, Central City	0.1	0.8%	0.5	4.3%
Century Casino & Hotel, Cripple Creek	0.3	11.2%	0.9	11.5%
Cruise Ships & Other	0.6	75.8%	2.5	130.2%
Corporate	(0.1)	(5.8%)	0.2	4.9%

*See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

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Net earnings increased by $1.1 million, or 343%, and $2.2 million, or 1173%, for the three and nine months ended September 30, 2011 compared to the three and nine months ended September 30, 2010, respectively. Net earnings increased at all of our properties except Central City for the three months ended September 30, 2011 compared to the three months ended September 30, 2010. Net earnings increased at all of our properties except for Central City and Calgary for the nine months ended September 30, 2011 compared to the nine months ended September 30, 2010. Following is a summary of net earnings increases and decreases by property for the three and nine months ended September 30, 2011 compared to the three and nine months ended September 30, 2010, respectively:

	Net Earnings
	For the three months ended September 30,		For the nine months ended September 30,
Amounts in millions	Change	% Change	Change	% Change
Century Casino & Hotel, Edmonton	$0.4	49.4%	$0.9	38.5%
Century Casino, Calgary	0.2	162.2%	(0.1)	(74.7%)
Century Casino & Hotel, Central City	(0.1)	(19.9%)	(0.0)	(6.0%)
Century Casino & Hotel, Cripple Creek	0.1	57.1%	0.5	178.5%
Cruise Ships & Other	0.1	275.9%	0.3	311.7%

Property Results
(in thousands)

	Net Operating Revenue		Adjusted EBITDA*		Net Operating Revenue		Adjusted EBITDA*
	For the Three Months		For the Three Months		For the Nine Months		For the Nine Months
	Ended September 30,		Ended September 30,		Ended September 30,		Ended September 30,
	2011	2010	2011	2010	2011	2010	2011	2010
Century Casino & Hotel, Edmonton	5,852	5,291	1,936	1,693	17,791	16,147	5,939	5,107
Century Casino, Calgary	2,446	1,964	96	(90)	7,503	5,804	318	62
Century Casino & Hotel, Central City	4,754	4,849	1,010	1,283	13,674	13,231	2,919	3,152
Century Casino & Hotel, Cripple Creek	3,506	3,010	804	639	9,554	7,893	2,019	1,322
Cruise Ships & Other	1,588	870	223	113	4,741	1,986	768	350
Corporate	-	-	(988)	(1,214)	-	-	(3,599)	(3,465)
Consolidated	18,146	15,984	3,081	2,424	53,263	45,061	8,364	6,528

*See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

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Balance Sheet and Liquidity

As of September 30, 2011, the Company had $21.3 million in cash and cash equivalents and $9.4 million in debt obligations on its balance sheet compared to $21.5 million in cash and cash equivalents and $13.5 million in debt obligations at December 31, 2010.

Conference Call Information

Today the Company will post a copy of the Form 10-Q filed with the SEC for the third quarter of 2011 on its website at http://corporate.cnty.com/investor-relations/sec-filings.

Century Casinos will host its third quarter 2011 earnings conference call today at 10:00 am MDT; 6:00 pm CET, respectively. U.S. domestic participants should dial 1-800-862-9098. For all other international participants please use +1-785-424-1051 to dial in. Participants may also listen to the call live or obtain a recording of the call on the Company’s website at http://corporate.cnty.com/investor-relations/sec-filings.

(continued)

*See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

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CENTURY CASINOS, INC. AND SUBSIDIARIES
FINANCIAL INFORMATION – US GAAP BASIS

	For the three months ended September 30,		For the nine months ended September 30,
Amounts in thousands, except for per share information	2011	2010	2011	2010
Operating revenue:
Gaming	$16,236	$14,348	$46,989	$40,169
Hotel, bowling, food and beverage	3,152	2,789	9,536	8,311
Other	956	773	2,895	2,122
Gross revenue	20,344	17,910	59,420	50,602
Less: Promotional allowances	(2,198)	(1,926)	(6,157)	(5,541)
Net operating revenue	18,146	15,984	53,263	45,061
Operating costs and expenses:
Gaming	7,543	6,289	21,815	17,578
Hotel, bowling, food and beverage	2,565	2,404	7,629	6,742
General and administrative	5,213	4,986	16,429	15,082
Depreciation	1,526	1,529	4,832	4,542
Total operating costs and expenses	16,847	15,208	50,705	43,944
Earnings from equity investment	249	(32)	723	316
Earnings from operations	1,548	744	3,281	1,433
Non-operating income (expense):
Interest income	6	17	13	39
Interest expense	(186)	(280)	(629)	(861)
(Losses) gains on foreign currency transactions & other	(27)	14	162	26
Non-operating income (expense), net	(207)	(249)	(454)	(796)
Earnings before income taxes	1,341	495	2,827	637
Income tax provision	(82)	174	396	446
Net earnings	$1,423	$321	$2,431	$191

Earnings per share:
Basic	$0.06	$0.01	$0.10	$0.01
Diluted	$0.06	$0.01	$0.10	$0.01

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CENTURY CASINOS, INC. AND SUBSIDIARIES
FINANCIAL INFORMATION – US GAAP BASIS

Century Casinos, Inc.
Condensed Consolidated Balance Sheets
(Amounts in thousands)

	September 30,	December 31,
	2011	2010
Assets
Current Assets	$23,804	$23,467
Property and equipment, net	99,357	103,956
Other Assets	9,339	9,303
Total Assets	$132,500	$136,726

Liabilities and Shareholders’ Equity
Current Liabilities	$11,325	$14,057
Non-Current Liabilities	9,394	11,171
Shareholders’ Equity	111,781	111,498
Total Liabilities and Shareholders’ Equity	$132,500	$136,726

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CENTURY CASINOS, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION

Century Casinos, Inc.
Adjusted EBITDA Margins ** by Property (Unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2011	2010	2011	2010
Century Casino & Hotel, Edmonton	33%	32%	33%	32%
Century Casino, Calgary	4%	-5%	4%	1%
Century Casino & Hotel, Central City	21%	26%	21%	24%
Century Casino & Hotel, Cripple Creek	23%	21%	21%	17%
Cruise Ships & Other	14%	13%	16%	18%
Consolidated Adjusted EBITDA Margin	17%	15%	16%	14%

Century Casinos, Inc.
Reconciliation of Adjusted EBITDA * to Earnings (Loss) by Property (Unaudited)
For the Three Months Ended September 30, 2011 and 2010

Amounts In thousands
	Three Months Ended September 30, 2011
	Edmonton	Calgary	Central City	Cripple Creek	Cruise Ships & Other	Corporate	Total

Earnings (loss)	1,149	74	302	341	109	(552)	1,423
Interest income	(6)	-	-	-	-	-	(6)
Interest expense	185	-	-	-	-	1	186
Income taxes (benefit)	234	(170)	173	208	2	(529)	(82)
Depreciation	373	194	535	255	112	57	1,526
Non-cash stock based compensation	-	-	-	-	-	4	4
Foreign currency losses (gains)	1	(2)	-	-	-	29	28
Loss on disposition of fixed assets	-	-	-	-	-	2	2
Adjusted EBITDA*	1,936	96	1,010	804	223	(988)	3,081

	Three Months Ended September 30, 2010
	Edmonton	Calgary	Central City	Cripple Creek	Cruise Ships & Other	Corporate	Total
Earnings (loss)	769	(119)	377	217	29	(952)	321
Interest income	(4)	-	-	-	-	(13)	(17)
Interest expense	280	-	-	-	-	-	280
Income taxes (benefit)	296	(45)	219	134	1	(431)	174
Depreciation	350	77	677	288	83	54	1,529
Non-cash stock based compensation	-	-	-	-	-	98	98
Foreign currency (gains)	(4)	(3)	-	-	-	(15)	(22)
Property write-down and other write offs	-	-	10	-	-	(10)	-
Loss on disposition of fixed assets	6	-	-	-	-	55	61
Adjusted EBITDA*	1,693	(90)	1,283	639	113	(1,214)	2,424

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CENTURY CASINOS, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION

Century Casinos, Inc.
Reconciliation of Adjusted EBITDA * to Earnings (Loss) by Property (Unaudited)
For the Nine Months Ended September 30, 2011 and 2010

	Nine Months Ended September 30, 2011
	Edmonton	Calgary	Central City	Cripple Creek	Cruise Ships & Other	Corporate	Total
Earnings (loss)	3,242	(152)	673	777	387	(2,496)	2,431
Interest income	(13)	-	-	-	-	-	(13)
Interest expense	626	1	-	-	-	2	629
Income taxes (benefit)	975	(144)	377	476	7	(1,295)	396
Depreciation	1,114	577	1,854	771	331	185	4,832
Non-cash stock based compensation	-	-	-	-	-	196	196
Foreign currency (gains) losses	(5)	36	-	-	-	(192)	(161)
Loss (Gain) on disposition of fixed assets	-	-	15	(5)	43	2	55
Adjusted EBITDA*	5,939	318	2,919	2,019	768	(3,598)	8,365

	Nine Months Ended September 30, 2010
	Edmonton	Calgary	Central City	Cripple Creek	Cruise Ships & Other	Corporate	Total

Earnings (loss)	2,340	(87)	723	279	94	(3,158)	191
Interest income	(20)	(1)	-	-	-	(18)	(39)
Interest expense	857	-	-	-	-	4	861
Income taxes (benefit)	856	(33)	405	171	3	(956)	446
Depreciation	1,047	185	2,023	871	253	163	4,542
Non-cash stock based compensation	-	-	-	-	-	386	386
Foreign currency losses (gains)	18	(2)	-	-	-	57	73
Loss on disposition of fixed assets	9	-	1	1	-	57	68
Adjusted EBITDA*	5,107	62	3,152	1,322	350	(3,465)	6,528

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*  The Company defines Adjusted EBITDA as earnings (loss) before interest, income taxes, depreciation, amortization, pre-opening expenses, non-cash stock based compensation charges, asset impairment costs, gains (losses) on disposition of fixed assets, discontinued operations, realized foreign currency gains (losses) and certain other one-time items. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings and Adjusted EBITDA reported for each property. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under GAAP. Adjusted EBITDA is not considered a measure of performance recognized under accounting principles generally accepted in the United States of America. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of its properties and the Company. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue, and the often high cost of acquiring existing operations. EBITDA (Earnings before interest, taxes, depreciation and amortization) is used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies. Please see the reconciliation of Adjusted EBITDA to earnings (loss) above.

**  The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by net operating revenue. Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations.

About Century Casinos, Inc.:
Century Casinos, Inc. is an international casino entertainment company that owns and operates Century Casino & Hotels in Cripple Creek and Central City, Colorado, and in Edmonton, Alberta, Canada and the Century Casino in Calgary, Alberta, Canada. The Company also operates casinos aboard twelve luxury cruise vessels (Regatta, Insignia, Nautica, Marina, Mein Schiff 1, Mein Schiff 2, Wind Surf, Wind Star, Wind Spirit, Seven Seas Voyager, Seven Seas Mariner and Seven Seas Navigator) and signed a contract for an additional casino on board Oceania Cruises’ Riviera that is expected to start operations in 2012. Through its Austrian subsidiary, Century Casinos Europe GmbH, the Company holds a 33.3% ownership interest in Casinos Poland Ltd., the owner and operator of seven casinos in Poland. The Company also manages the casino at the Radisson Aruba Resort, Casino & Spa in Aruba, Caribbean. Century Casinos, Inc. continues to pursue other international projects in various stages of development.

For more information about Century Casinos, visit our website at www.centurycasinos.com. Century Casinos’ common stock trades on The NASDAQ Capital Market® and the Vienna Stock Exchange under the symbol CNTY.

This release may contain “forward-looking statements” within the meaning of Section 27A of the Security Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of the management of Century Casinos based on information currently available to management. Such forward-looking statements include, but are not limited to, statements regarding future results of operations, operating efficiencies, synergies and operational performance, expected competition, the impact of new gaming laws and plans for our casinos. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2010. Century Casinos disclaims any obligation to revise or update any forward-looking statement that may be made from time to time by it or on its behalf.

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